Acquisitions and disposals of subsidiaries	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about business combination [abstract]
Acquisitions and disposals of subsidiaries
6.	Acquisitions and disposals of subsidiaries
On 27 February 2026, AB InBev acquired 85% of BeatBox Beverages (“BeatBox”), a ready-to-drink alcohol beverage business in the United States from Future Proof Brands LLC, for a total purchase price of 493m US dollar.
The table below summarizes the provisional impact of this acquisition on the statement of financial position and cash flows of AB InBev as of 30 June 2026:

Million US dollar	BeatBox

Non-current assets	186
Current assets	95
Current liabilities	(44)
Non-controlling interest	(86)
Assets and liabilities net of non-controlling interest	151

Goodwill on acquisition	342
Total consideration	493

Consideration to be paid	(83)
Cash acquired	(19)

Net cash outflow	390
As part of the shareholders agreement between AB InBev and Future Proof Brands LLC, a forward-purchase contract was put in place which may result in AB InBev acquiring the remaining 15% shares in BeatBox. The call option is exercisable by AB InBev from 2030 through 2032. If the call option is not exercised, the put option becomes exercisable for a subsequent six-month period. As of 30 June 2026, the put option on the remaining shares held by Future Proof Brands LLC was valued at 202m US dollar (refer to Note 19
Risks arising from financial instruments
).
The company undertook a series of other acquisitions and disposals and/or settled payments related to prior year acquisitions during the six-month periods ended 30 June 2026 and 2025 with no significant impact in the consolidated financial statements.